UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 2, 2004

SKYWORKS SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(781) 376-3000

Page 1 of 4 pages

Exhibit Index on page 4

Item 5.         Other Events

        On January 2, 2004, Skyworks Solutions, Inc. announced that it has named Allan M. Kline as Chief Financial Officer, effective January 5, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                SKYWORKS SOLUTIONS, INC.

Date: January 12, 2004	By: /s/ Allan M. Kline Allan M. Kline Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated January 2, 2004, announcing Skyworks Solutions, Inc. appoints Allan M. Kline Chief Financial Officer